UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2005

Date of Report (Date of Earliest Event Reported)

HELIX TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-6866	04-2423640
(Commission File Number)	(I.R.S. Employer Identification No.)

Mansfield Corporate Center
Nine Hampshire Street
Mansfield, Massachusetts	02048-9171
(Address of Principal Executive Offices)	(Zip Code)

(508) 337-5500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HELIX TECHNOLOGY CORPORATION

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As an administrative convenience, Helix Technology Corporation amended its bylaws effective February 24, 2005, to expressly provide that its Board of Directors may use electronic communications, such as e-mail, to communicate and evidence their consent to corporate actions as permitted by Section 141(f) of the Delaware General Corporation Law.

A copy of this amendment is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

3.1  Amendment to Article III, Section 8 of the bylaws of Helix Technology Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2005	By: /s/James Gentilcore

James Gentilcore
President and
Chief Executive Officer

HELIX TECHNOLOGY CORPORATION

EXHIBIT INDEX
Exhibit
Number	Description of Exhibit

3.1	Amendment to Article III, Section 8 of the bylaws of Helix Technology Corporation. Filed herewith.